UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Intelligent Bio Solutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Intelligent Bio Solutions Inc.

135 West, 41st Street, 5th Floor

New York, NY 10036

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 8, 2025

EXPLANATORY NOTE

This Supplement dated April 28, 2025 (this “Supplement”), amends and supplements the definitive proxy statement of Intelligent Bio Solutions Inc. (the “Company”) dated April 1, 2025 (the “Proxy Statement”) and is being furnished to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 8, 2025, at 3:30 p.m. Eastern Time. (the “Annual Meeting”).

Following the filing of the Proxy Statement,  Glass, Lewis & Co. (“GLC”), a proxy advisory firm, recommended voting against Proposal 3 in the Proxy Statement that would approve increasing the number of shares of common stock authorized for issuance under the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”) by an additional 2,366,666 shares and to increase the limit on the maximum number of shares underlying awards to any non-employee director in any year to 50,000 shares in any year. Based on the GLC recommendation and feedback from our stockholders, the Company has decided to revise the text of the 2019 Plan Amendment Proposal (Proposal 3), the text of the Amended and Restated 2019 Plan (attached as Annex A), and the text of the form of proxy card in order to reduce the number of shares of common stock to be added to the 2019 Plan.

This Supplement should be read in conjunction with the Proxy Statement. The information contained in this Supplement modifies or supersedes any inconsistent information contained in the Proxy Statement. Capitalized terms used herein and not otherwise defined have the meaning given to such terms in the Proxy Statement.

Supplement

This Supplement amends the Proxy Statement by revising the text of the 2019 Plan Amendment Proposal (Proposal 3), the text of the Amended and Restated 2019 Plan (Annex A), and the text of the form of proxy card in order to reduce the number of shares of common stock to be added to the 2019 Plan from 2,366,666 shares to 1,166,666 shares, which will result in 1,300,000 shares of common stock being subject to the 2019 Plan if the 2019 Plan Amendment Proposal is approved by stockholders at the Annual Meeting. The full text of the revised 2019 Plan Amendment Proposal, the revised Amended and Restated 2019 Plan (Annex A), and revised form of proxy card are included with this Supplement.

Other than the revisions described above, which revisions are reflected in the definitive additional materials filed herewith, no other information in the Proxy Statement has been revised, supplemented, updated or amended.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your votes and proxy promptly via the Internet, by phone, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. Additional information regarding how to vote your shares, or revoke your proxy or voting instructions, is available in the Company’s Proxy Statement. If you already voted FOR the approval of the 2019 Plan Amendment Proposal (Proposal 3), you do not need to take any action in order to maintain your vote FOR this proposal, as revised. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting. You may revoke your proxy at any time before the vote is taken. The cut-off date for electronic voting is 11:59 p.m., Eastern Time, May 7, 2025.

In order to attend the Annual Meeting virtually, you must first register at https://web.viewproxy.com/inbs/2025 by 11:59 p.m. Eastern Time on May 7, 2025. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the Annual Meeting and vote at the meeting and at any adjournment or postponement thereof.

PROPOSAL 3

2019 PLAN AMENDMENT PROPOSAL

The 2019 Long Term Incentive Plan, the 2019 Plan, was originally adopted by the Board and approved by the Company’s stockholders on June 18, 2019. The purpose of the 2019 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, are, or will be important to our success, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the 2019 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business. As the 2019 Plan, as amended, does not include an “evergreen” provision, we must periodically ask for stockholder approval to increase the number of shares available under the 2019 plan, which is the reason for this proposal.

All share amounts in this Proposal 3 have been adjusted to reflect the 1-for-20 reverse stock split that was effected on February 9, 2023 and the 1-for-12 reverse stock split on January 26, 2024 (each a “Reverse Stock Split” and collectively, the “Reverse Stock Splits”).

The 2019 Plan as originally approved, provided for the issuance of a maximum of 2,084 shares (500,000 shares pre-Reverse Stock Splits) of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards. At the Annual Meeting held on February 8, 2023, the Company’s stockholders approved increasing the number of shares of common stock authorized for issuance under the 2019 Plan by 4,167 shares (1,000,000 shares pre-Reverse Stock Splits) of common stock (the “First Plan Amendment”). At the special meeting of the Company’s stockholders held on May 8, 2023, the Company’s stockholders approved increasing the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 4,167 shares (50,000 shares pre-Reverse Stock Splits) of common stock (the “Second Plan Amendment”). At the annual meeting of the Company’s stockholders held on December 13, 2023, the Company’s stockholders approved increasing the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 122,917 shares (1,475,000 shares pre-Reverse Stock Splits) of common stock (the “Third Plan Amendment”). It its current form, the 2019 Plan provides for the issuance of a maximum of 133,334 shares of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards.

At the time the First Plan Amendment, was adopted, we did not have any shares available for issuance under the 2019 Plan. In addition, under the terms of that certain Share Exchange Agreement, dated October 4, 2022, entered into by the Company in connection with the acquisition of Intelligent Fingerprinting Limited (“IFP”), we agreed to make available to IFP employees, a stock option plan in form and substance satisfactory to Company in relation to up to 50,000 shares of common stock following closing of that transaction on the basis that an equal number of Company stock options will be granted to the IFP employees and Company employees, up to an aggregate amount of 100,000 Company stock options. The First Plan Amendment and Second Plan Amendment fulfilled this obligation under the Share Exchange Agreement.

As of March 18, 2025, we had 25,958 shares available for issuance under the 2019 Plan. Our Board believes that attracting, retaining and rewarding directors, officers, other employees and persons who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to our growth and success.

The 2019 Plan enables us to continue to maintain a compensation program with different types of incentives for motivating such individuals and encouraging them to give us long-term, excellent service. Accordingly, our Board believes that it is in the best interests of the Company to increase the total number of shares authorized for issuance under the 2019 Plan by an additional 1,166,666 shares (the “Fourth Plan Amendment”), which would give us greater flexibility to provide equity compensation to eligible recipients and enable us to fulfil our obligations under the Share Exchange Agreement.

As of March 18, 2025, we had 6,783,995 shares of issued and outstanding, as well as 5,516,754 shares of common stock issuable upon the exercise of outstanding warrants with a weighted-average exercise price of $16.21 per share and that terminate between 2025 and 2029.

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On March 13, 2024, subject to stockholder approval and upon the recommendation of the Compensation Committee, our Board approved increasing the number of shares of the Company’s common stock subject to the 2019 Plan from 133,334 shares to 1,300,000 shares. Accordingly, our Board is now submitting the proposed amendment, as reflected in the amended and restated 2019 Plan attached to this proxy statement as Annex A (as so amended, the “Amended 2019 Plan”) for stockholder approval. As proposed for approval, the Fourth Plan Amendment (as reflected in the Amended 2019 Plan), will increase the number of shares of our common stock subject to the 2019 Plan from 133,334 shares to 1,300,000 shares, an additional 1,166,666 shares.

In addition to increasing the number of shares of our common stock subject to the 2019 Plan, the Amended 2019 Plan will also increase the limit on the number of shares underlying awards to any non-employee director in any year from 15,000 shares to 50,000 shares in any year.

The last reported sale price of our common stock quoted on the Nasdaq Capital Market on March 27, 2025, was $1.56 per share.

Description of Fourth Plan Amendment.

The 2019 Plan will be amended by:

a.	deleting the number “1,600,000,” (a pre-January 2024 Reverse Stock Split amount) from the first sentence of Section 3.1 thereof and replacing it with the number “1,300,000.”

b.	deleting the number “15,000” (a pre-January 2024 Reverse Stock Split amount) from the last sentence of Section 2.2 thereof and replacing it with the number “50,000.”

Description of 2019 Plan, as amended.

Administration

The 2019 Plan is administered by the Board of Directors or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board of Directors. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act, as amended. The 2019 Plan is administered by the Compensation Committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the 2019 Plan

As amended, 1,300,000 shares of our common stock will be available for issuance under the 2019 Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2019 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the exercise price or tax withholding liability associated with the stock option exercise, the shares surrendered by the holder or withheld by us will not be available for future award grants under the plan.

Under the 2019 Plan, in the event of a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the 2019 Plan.

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Eligibility

We may grant awards under the 2019 Plan to employees, officers, directors, and consultants of the Company and our subsidiaries and affiliates who are deemed to have rendered, or to be able to render, significant services to us or our subsidiaries or affiliates and who are deemed to have contributed, or to have the potential to contribute, to our success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours or our subsidiaries. Based on the current number of employees and consultants to the Company and on the current size of our Board of Directors, approximately 52 individuals are eligible to participate in the 2019 Plan.

Types of Awards

Options. The 2019 Plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code,” and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2019 Plan. An incentive stock option may only be exercised within 10 years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or one of our subsidiaries or affiliates at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or one of our subsidiaries or affiliates, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

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Stock Appreciation Rights. Under the 2019 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock and Restricted Stock Units. Under the 2019 Plan, we may award shares of restricted stock and restricted stock units. Restricted stock units are the right to receive at a future date shares of common stock, or an amount in cash or other consideration determined by the committee to be of equal value as of such settlement date, in accordance with the terms of such grant. The committee determines the persons to whom grants of restricted stock or restricted stock units are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock or restricted stock units by the person receiving the stock from us, the time or times within which awards of restricted stock or restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals.

The 2019 Plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

A holder of restricted stock units will have no rights of a stockholder with respect to shares subject to any restricted stock unit award unless and until the shares are delivered in settlement of the award, except to the extent the committee provides for the right to receive dividend equivalents.

Other Stock-Based Awards. Under the 2019 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of us or one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2019 Plan or any of our other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, and the Board of Directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2019 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards, and all performance goals will be deemed achieved at 100% of target levels. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which we acquire our stock in exchange for property is not treated as an acquisition of stock.

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In the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, which has been approved by the Board of Directors, the committee may (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2019 Plan, (ii) require a holder of any award granted under the plan to relinquish such award to us upon the tender by us to the holder of cash in an amount equal to the repurchase value of such award, and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid all or the applicable portion of the award based upon the committee’s determination. For this purpose, gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2019 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price. Non-employee directors may not be granted any awards covering more than 50,000 shares of common stock in any calendar year.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of our common stock. Our obligations under the 2019 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the 2019 Plan will continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Interest of Certain Persons

All members of the Board and all of our executive officers are eligible for awards under the 2019 Plan and, thus, have a personal interest in the approval of the Fourth Plan Amendment.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2019 Plan pursuant to the Fourth Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2019 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the committee.

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Equity Compensation Plan Information

See “Securities Authorized for Issuance Under Equity Compensation Plans” described in the “Executive Compensation” section of this proxy statement.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval of the amendment of the 2019 Plan to increase the number of shares of common stock authorized for issuance under the 2019 Plan by an additional 1,166,666 shares, and to increase the limit on the maximum number of shares underlying awards to any non-employee director in any year to 50,000 shares in any year.

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Annex A

INTELLIGENT BIO SOLUTIONS INC.

2019 Long Term Incentive Plan

As Amended and Restated [●], 2025

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers and directors of and consultants to the Company and its Subsidiaries and Affiliates whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means a corporation, limited liability company or other entity that controls, is controlled by, or is under common control with the Company and designated by the Committee from time to time as such.

(b) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c) “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company. A Change in Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.01 per share.

(i) “Company” means Intelligent Bio Solutions Inc., a corporation organized under the laws of the State of Delaware.

(j) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Effective Date” means the date determined pursuant to Section 12.1.

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(l) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m) “Holder” means a person who has received an award under the Plan.

(n) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q) “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s) “Plan” means the Company’s 2019 Long Term Incentive Plan, as hereinafter amended from time to time.

(t) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock shall mean the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights shall mean the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u) “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

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(y) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

(z) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company or any Subsidiary or Affiliate outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

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Notwithstanding anything to the contrary, the Committee shall not grant to any non-employee directors awards covering more than 50,000 shares of Common Stock in any year.

2.3. Interpretation of Plan. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and Affiliates and the Holders.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 1,300,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.3. Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.2, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.4. Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries or Affiliates and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or its Parent or one of its Subsidiaries (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries or Parent with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

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Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

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(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or its Subsidiary or Affiliate without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Incentive Stock Options. The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries and Affiliates) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

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(l) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock; Restricted Stock Units.

7.1. Grant. The Committee may award shares of Restricted Stock. In addition, the Committee may award Restricted Stock Units. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

7.2. Restricted Stock Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

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(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3. Restricted Stock Units Terms and Conditions. Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a) Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restriction Period with respect to the award of the Restricted Stock Units and the satisfaction of any other applicable restrictions, terms and conditions, or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit.

(c) Dividend Equivalents. If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

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Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. If there is a Change of Control that has not been approved by the Company’s Board of Directors, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2. Approved Transactions. In the event of an Asset Sale, or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder the all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the day immediately prior to the consummation of the Company’s initial public offering pursuant to a registration statement declared effective by the SEC. The Plan has been approved by the Company’s stockholders, consistent with applicable laws, simultaneously with the adoption of the Plan by the Company’s Board.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

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Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company, a Subsidiary, Parent or Affiliate is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company, a Subsidiary, Parent or Affiliate, (ii) solicits any customers or employees of the Company, a Subsidiary, Parent or Affiliate to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information of the Company, a Subsidiary, Parent or Affiliate in violation of the Company’s policies or any agreement between the Holder and the Company, a Subsidiary, Parent or Affiliate, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company or its Subsidiary or Affiliate is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, return to the Company the full amount paid to the Holder in connection therewith.

(b) Termination for Cause. If a Holder’s employment with the Company or its Subsidiary or Affiliate is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having a Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option, or (3) in the case of SARs, return to the Company the full amount paid to the Holder in connection therewith.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, a Subsidiary, Parent or Affiliate any right to continued employment with the Company, a Subsidiary, Parent or Affiliate, nor shall it interfere in any way with the right of the Company, a Subsidiary, Parent or Affiliate to terminate the employment of any Holder who is an employee at any time.

12.4. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

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12.5. Provisions for Foreign Participants. The Committee may modify awards granted to Holders who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

12.6. Limitations on Liability.

(a) Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company, a Subsidiary, Parent or Affiliate will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company, a Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company, a Subsidiary, Parent or Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b) Neither the Company nor any Subsidiary or Affiliate shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.7. Lock-Up Period. The Company may, at the request of any underwriter or placement agent, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.8. Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and any Parent, Subsidiaries and Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and any Parent, Subsidiaries and Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or any Parent, Subsidiary or Affiliate; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and any Parent, Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and any Parent, Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.8. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.9. Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

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12.10. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.11. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.12. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.13. Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.14. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.15. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent, Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.16. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.17. Applicable Laws. The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.18. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

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12.19. Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code.

12.20. Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.21. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.22. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements.

***

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PROXY

INTELLIGENT BIO SOLUTIONS INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Steven Boyages and Spiro Sakiris, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of Intelligent Bio Solutions Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 8, 2025, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 and 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

If you plan to attend the Annual Meeting, you must be a holder of Company shares as of the Record Date of March 18, 2025 and you must register at https://web.viewproxy.com/inbs/2025 by 11:59 p.m. Eastern Time on May 7, 2025. For more information on how to attend the virtual Annual Meeting, see "How do I access the virtual Annual Meeting?" in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 8, 2025

The Notice and Proxy Statement and Annual Report are available at: https://web.viewproxy.com/inbs/2025

Please mark your votes like this in blue or black ink ☒

The Board of Directors recommends you vote FOR all nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

1. Elect four directors of the Company nominated by the Board of Directors.
   1. Steven Boyages
   2. Jonathan Hurd
   3. Jason Isenberg
   4. Nicola Fraser

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "FOR All Except" and write the number(s) of the nominee(s) on the line below.

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change: (If you noted any Address Changes above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

CONTROL NUMBER

2. To ratify the appointment of UHY LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

4. Authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal; and

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Date ____________________________________

Signature ____________________________________

Signature ____________________________________
(Joint Owners)

Note: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

As a stockholder of Intelligent Bio Solutions Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 7, 2025.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:
Go to
www.fcrvote.com/INBS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.